UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2025
THE TRADE DESK, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37879	27-1887399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
42 N. Chestnut Street
Ventura, California 93001
(Address of principal executive offices) (Zip Code)
(805) 585-3434
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.000001 per share	TTD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(c)

On December 9, 2025, The Trade Desk, Inc. (the “Company”) received a letter of reprimand (the “Letter”) from the Listing Qualifications staff (the “Nasdaq Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Nasdaq Staff had determined that the Company had violated Nasdaq’s Listing Rules related to voting rights as set forth in Nasdaq Rules 5640 and IM-5640 (the “Voting Rights Rule”).

In particular, the Letter asserts that this inadvertent violation of the Voting Rights Rule arose when the Company amended and restated its articles of incorporation to extend the date on which all of the Company’s shares of Class B common stock will automatically convert into Class A common stock (the “Articles Amendment”). The Articles Amendment was approved by the Company’s board of directors and subsequently by a vote of the Company’s stockholders on September 16, 2025, pursuant to a proxy statement on Schedule 14A dated July 24, 2025. On October 15, 2025, the Nasdaq Staff contacted the Company regarding the Articles Amendment and application of the Voting Rights Rule thereto. The Nasdaq Staff concluded that it was appropriate to close the matter with the Letter issued in accordance with Nasdaq Rule 5810(c)(4). Accordingly, with the issuance of the Letter, the matter is closed by the Nasdaq Staff, with no further action to be taken on its part.

Although the Company does not concur that the Articles Amendment violated the Voting Rights Rule, it welcomes Nasdaq’s closing of this matter and does not intend to appeal the Nasdaq Staff’s determination or take further action in this regard.

The Letter has no impact on the listing of the Company’s Class A common stock, which will continue to be listed and traded on Nasdaq. In addition, the Articles Amendment as adopted remains in full force and effect, and the Company’s dual-class capitalization structure will accordingly not change as a result of the Letter.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TRADE DESK, INC.

Date: December 15, 2025	By:	/s/ Jay Grant
Jay Grant
Chief Legal Officer